Exhibit 21
SUBSIDIARIES 1
OF
VAIL RESORTS, INC.

NAME	STATE OF INCORPORATION/ FORMATION	DOING BUSINESS AS
1016563 B.C. Ltd.	British Columbia
1089881 B.C. Ltd.	British Columbia
17402 HIDDEN VALLEY, LLC	Missouri
2006 CIMARRON, LLC	Colorado
AFFINITY SNOWSPORTS INC.	British Columbia
ALL MEDIA ASSOCIATES, INC.	California
ALL MEDIA HOLDINGS, INC.	Colorado
AQUIA PTY LTD	Australia
ARRABELLE AT VAIL SQUARE, LLC	Colorado
AUSTRALIAN ALPINE ENTERPRISES HOLDINGS PTY LTD	Australia
AUSTRALIAN ALPINE ENTERPRISES PTY LTD	Australia
AUSTRALIAN ALPINE RESERVATION CENTRES PTY LTD	Australia
AVON PARTNERS II LIMITED LIABILITY COMPANY	Colorado
BBJFLQ, INC.	Pennsylvania
BCRP, INC.	Delaware
BEAVER CREEK ASSOCIATES, INC.	Colorado	BEANO AT BEAVER CREEK
HAY MEADOW AT BEAVER CREEK
LATIGO AT BEAVER CREEK
MCCOY PARK AT BEAVER CREEK
RED TAIL AT BEAVER CREEK
SPRUCE SADDLE RESTAURANT
STRAWBERRY PARK AT BEAVER CREEK
BEAR TRAP AT BEAVER CREEK, INC.
BUCKBOARD AT BEAVER CREEK, INC.
DALLY AT BEAVER CREEK, INC.
FLATTOPS AT BEAVER CREEK, INC.
GOSHAWK AT BEAVER CREEK, INC.
GRAND TRAVERSE AT BEAVER CREEK, INC.
PINEY AT BEAVER CREEK, INC.
RED BUFFALO AT BEAVER CREEK, INC.
SALT LICK AT BEAVER CREEK, INC.
SHEEPHORN AT BEAVER CREEK, INC.
STEP ONE, INC.
STONE CREEK SWITCHBACK AT BEAVER CREEK, INC.
STUMP PARK AT BEAVER CREEK, INC.

BEAVER CREEK CONSULTANTS, INC.	Colorado

BEAVER CREEK FOOD SERVICES, INC.	Colorado	BACHELOR GULCH CLUB BEANO’S CABIN BEAVER CREPES AND COOKIES CANDY CABIN GUNDER’S TALONS THE OSPREY AT BEAVER CREEK WHITE CARPET CLUB
BLACK DIAMOND INSURANCE, INC.	Arizona
BLACKCOMB MOUNTAIN DEVELOPMENT LTD.	British Columbia
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP	British Columbia
BLACKCOMB SKIING ENTERPRISES LTD.	British Columbia
BLC OPERATORS, INC.	Pennsylvania
BOOTH CREEK SKI HOLDINGS, INC.	Delaware
BOSTON MILLS SKI RESORT, INC.	Ohio	BOSTON MILLS SKI RESORT
BOULDER VIEW TAVERN, INC.	Pennsylvania
BRANDYWINE SKI RESORT, INC.	Ohio
BRECKENRIDGE HOTEL MANAGEMENT COMPANY, LLC	Colorado
BRECKENRIDGE RESORT PROPERTIES, INC.	Colorado	BRECKENRIDGE RESORT PROPERTIES VAIL RESORTS PROPERTY MANAGEMENT KEYSTONE RESORT PROPERTY MANAGEMENT
BRECKENRIDGE TERRACE, LLC	Colorado
CARINTHIA GROUP 1, LP	Vermont
CARINTHIA GROUP 2, LP	Vermont
CARINTHIA RESIDENTIAL PHASE 1, LP	Vermont
CARINTHIA SKI LODGE LLC	Vermont
CB COMMERCIAL PROPERTIES, LLC	Colorado
COLORADO MOUNTAIN EXPRESS, INC.	Colorado	CME
CMECOUPONS
CMECOUPONS.COM
CME DESTINATIONS WEST
CME PARTNERS
CME PREMIER
COLORADO MOUNTAIN EXPRESS
DESTINATIONS WEST
EPIC MOUNTAIN EXPRESS
PREMIER VIP TRANSPORTATION
RESORT EXPRESS
ROCKY MOUNTAIN ART GUIDE
ROCKY MOUNTAIN DINING GUIDE
SKIER'S CONNECTION
 TRANSPORTATION MANAGEMENT
    SYSTEMS
WHEELS OF FORTUNE
GO CME
GO COLORADO MOUNTAIN EXPRESS
WHEELS OF FORTUNE
COLTER BAY CONVENIENCE STORE, LLC	Wyoming
COLTER BAY GENERAL STORE, LLC	Wyoming

CRESTED BUTTE, LLC	Colorado
CBMR PROPERTIES
CBMR SKI AND RIDE SCHOOL
CRESTED BUTTE RESORT
CRESTED BUTTE MOUNTAIN RESORT
CRESTED BUTTE SKI AREA
CRESTED BUTTE SKI RENTAL
CRESTED BUTTE VACATIONS
GENERAL STORE – CBMR
HALL OF FAME BAR & GRILL
ICE BAR
KIDS WORLD – CBMR
OUTPOST CBMR
PARADISE
RESORT COMMUNICATIONS
RUSTICA CBMR
TRACKERS – CBMR
WOODSTONE GRILLE
CAMP CB
CB CONFERENCE SERVICES
CBMR LIFT TICKETS
GRAND LODGE HOTEL
GRAND LODGE RETAIL
JEFE’S RESTAURANT
LODGE AT MOUNTAINEER SQUARE
LOGO’D AT CB
TEN PEAKS RESTAURANT
THIN AIR SPORTS
TREASURY CENTER RENTALS
WHITE ROOM
CB MOUNTAIN SCHOOL
ULEY’S CABIN
MOUNTAIN ADVENTURES
CBMR WHOLESALE DEPARTMENT
CRESTED BUTTE WHOLESALE
CRESTED BUTTE TRAVEL
COAL BREAKERS – CRESTED BUTTE
   MOUNTAIN RESORT
ELEVATION RETAIL
ATMOSPHERE
BUTTE 66
BUTTE 66 BBQ ROADHOUSECRESTED BUTTE DEVELOPMENT CORPORATION
CRESTED BUTTE MOUNTAIN BIKE PARK

CROTCHED MOUNTAIN PROPERTIES, LLC	New Hampshire
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.	Colorado	CRYSTAL PEAK LODGE
DELTRECS, INC.	Ohio
DTPC, LLC	Delaware
EPICSKI, INC.	Montana
EVER VAIL, LLC	Colorado
FALLS CREEK SKI LIFTS PTY LTD	Australia
FIRST CHAIR HOUSING TRUSTEE LLC	Colorado
FLAGG RANCH COMPANY	Colorado
FROSTY LAND, INC.	New York

FOREST RIDGE HOLDINGS, INC.	Colorado
GARIBALDI LIFTS LTD.	British Columbia
GILLETT BROADCASTING, INC.	Delaware
GORE CREEK PLACE, LLC	Colorado
GRAND TETON LODGE COMPANY	Wyoming
GREAT NORTH REGIONAL CENTER, LLC	Vermont
GREATER PARK CITY COMPANY	Utah	GREATER PARK CITY CORPORATION PARK CITY MOUNTAIN RESORT
GREATER PROPERTIES, INC.	Delaware
GROS VENTRE UTILITY COMPANY	Wyoming
HEAVENLY VALLEY, LIMITED PARTNERSHIP	Nevada	BUB'S PUB
EXPEDITION KIRKWOOD
HEAVENLY MOUNTAIN RESORT
KIRKWOOD
KIRKWOOD CENTRAL RESERVATIONS
KIRKWOOD GENERAL STORE
KIRKWOOD INN
KIRKWOOD MOUNTAIN OUTFITTERS
KIRKWOOD MOUNTAIN RESORT
KIRKWOOD RESORT
KIRKWOOD SERVICE CENTER
KIRKWOOD SKI AND SUMMER RESORT
KIRKWOOD SKI RESORT
MONTE WOLFS MOUNTAIN KITCHEN
OFF THE WALL BAR AND GRILL
TIMBER CREEK

HIDDEN VALLEY GOLF AND SKI, INC.	Missouri	HIDDEN VALLEY SKI AREA
HPK, LLC	Delaware
HUNKIDORI LAND COMPANY, LLC	Colorado
HUNTER MOUNTAIN ACQUISITION, INC.	Missouri
HUNTER MOUNTAIN BASE LODGE, INC.	New York
HUNTER MOUNTAIN FESTIVALS, LTD.	New York
HUNTER MOUNTAIN RENTALS, LTD.	New York
HUNTER MOUNTAIN SKI BOWL, INC.	New York
HUNTER RESORT VACATIONS, INC.	New York
HVLP KIRKWOOD SERVICES, LLC	California
JACKSON HOLE GOLF AND TENNIS CLUB, INC.	Wyoming
JACKSON LAKE LODGE CORPORATION	Wyoming
JENNY LAKE LODGE, INC.	Wyoming
JENNY LAKE STORE, LLC	Wyoming
JFBB LQ, INC.	Pennsylvania
JFBB SKI AREAS, INC.	Missouri
JHL&S LLC	Wyoming
KEYSTONE CONFERENCE SERVICES, INC.	Colorado
KEYSTONE DEVELOPMENT SALES, INC.	Colorado

KEYSTONE FOOD AND BEVERAGE COMPANY	Colorado	9280' ALPENTOP DELI DERCUM SQUARE ICE RINK KEYSTONE LODGE & SPA MINER’S CART ONE SKI HILL PLACE PIONEER CROSSING SNOW DRIFTER THE CROW'S NEST THE OVERLOOK KEYSTONE CONFERENCE CENTER CORPORATION SEVENS RESTAURANT
KEYSTONE RANCH WATER COMPANY	Colorado
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY	Colorado	KEYSTONE CENTRAL RESERVATIONS KEYSTONE MOUNTAIN RESERVATIONS KEYSTONE PROPERTY MANAGEMENT
KEYSTONE/INTRAWEST, LLC	Delaware	KEYSTONE REAL ESTATE DEVELOPMENTS
KEYSTONE/INTRAWEST REAL ESTATE, LLC	Colorado
LA POSADA BEVERAGE SERVICE, LLC	Delaware
LAKE TAHOE LODGING COMPANY	Colorado	ACCOMMODATION STATION TAHOE LODGING ZALANTA
LBO HOLDING, INC.	Maine
LODGE PROPERTIES, INC.	Colorado	THE LODGE AT VAIL
LODGE REALTY, INC.	Colorado
MAD RIVER MOUNTAIN, INC.	Missouri
MHSC DP PTY LTD	Australia
MHSC HOTELS PTY LTD	Australia
MHSC PROPERTIES PTY LTD	Australia
MHSC TRANSPORTATION SERVICES PTY LTD	Australia
MOUNT HOTHAM MANAGEMENT AND RESERVATION PTY LTD	Australia
MOUNT HOTHAM SKIING COMPANY PTY LTD	Australia
MOUNT SNOW DEVELOP AND BUILD	Vermont
MOUNT SNOW GP SERVICES	Vermont
MOUNT SNOW LTD.	Vermont
MOUNTAIN THUNDER, INC.	Colorado
MT CB REAL ESTATE, LLC	Colorado
NATIONAL PARK HOSPITALITY COMPANY	Colorado
NORTHSTAR GROUP COMMERCIAL PROPERTIES, LLC	Delaware
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC	Delaware

OKEMO LIMITED LIABILITY COMPANY	Vermont	CAMP GOKEMO
JACKSON COUNTRY CLUB AT OKEMO
   MOUNTAIN RESORT
JACKSON GORE
JACKSON GORE AT OKEMO
NEW ENGLAND’S SKI RESORT
OKEMO HEALTH CENTER
OKEMO MOUNTAIN LODGE
OKEMO MOUNTAIN LODGING BUREAU
OKEMO MOUNTAIN LODGING SERVICE
OKEMO MOUNTAIN RENTAL SHOP
OKEMO MOUNTAIN RESERVATION
   SERVICE
OKEMO MOUNTAIN RESORT
OKEMO MOUNTAIN RESORT PROPERTIES
OKEMO MOUNTAIN SKI RENTAL AND
  REPAIR SHOP
OKEMO RENTAL SERVICE
OKEMO SKI AND RIDE SCHOOL
OKEMO SPA
OKEMO SPORTS CENTER
OKEMO VALLEY GOLF ACADEMY
OKEMO VALLEY GOLF CLUB
OKEMO VALLEY GOLF COURSE
OKEMO VALLEY NORDIC CENTER
SNOW STARS
SNOW TRACKS LEARNING CENTER
SOLITUDE VILLAGE SPORTS CENTER
THE GOLF ACADEMY AT OKEMO
THE ICE HOUSE
THE MEETING HOUSE
THE OKEMO VALLEY GOLF SCHOOL
THE SPA AT OKEMO
THE SPORTS CENTER AT OKEMO
THE SPRING HOUSE
THE VILLAGE AT JACKSON GORE
WOMEN’S SKI SPREE
THE TOLL HOUSE TAVERN
CUTTING EDGE SKI SCHOOL
OKEMO CUTTING EDGE
OKEMO CUTTING EDGE SKI SCHOOL
OKEMO MOUNTAIN HEALTH CARE PLAN
OKEMO MOUNTAIN FLEXIBLE BENEFITS PLAN
THE OKEMO DIFFERENCE
VILLAGE AT OKEMO
JACKSON COUNTRY CLUB
THE VILLAGE CLUB AT JACKSON GORE

OKEMO MOUNTAIN FOOD AND BEVERAGE, INC.	Vermont	43 NORTH
EPIC
JACKSON GORE INN
OKEMO TAP HOUSE
ROBIN'S ROOST
SIENA AT JACKSON GORE
SKY BAR
SMOKEY JOE’S GRILL
SUGAR HOUSE AT OKEMO
THE COLEMAN BROOK TAVERN
THE CORNER STORE AT JACKSON GORE
THE INN AT JACKSON GORE
THE SITTING BULL LOUNGE
VERMONT PIZZA AT OKEMO
WILLIE DUNN’S GRILLE

ONE RIVER RUN, LLC	Colorado
ONE SKI HILL PLACE, LLC	Colorado

PAOLI PEAKS, INC.	Missouri
PARK PROPERTIES, INC.	Delaware
PEAK TO CREEK HOLDINGS CORP.	British Columbia
PEAK TO CREEK LODGING COMPANY LTD.	British Columbia	LODGING OVATIONS
PEAK RESORTS, INC.	Missouri
PERISHER BLUE PTY LIMITED	Australia
PROPERTY MANAGEMENT ACQUISITION CORP., INC.	Tennessee	ROCKY MOUNTAIN RESORT LODGING COMPANY
RCR VAIL, LLC	Colorado
ROCKRESORTS ARRABELLE, LLC	Colorado
ROCKRESORTS CORDILLERA LODGE COMPANY, LLC	Colorado
ROCKRESORTS COSTA RICA S.R.L.	Costa Rica
ROCKRESORTS DR, LLC	Delaware
ROCKRESORTS EQUINOX, INC.	Vermont
ROCKRESORTS HOTEL JEROME, LLC	Colorado
ROCKRESORTS INTERNATIONAL, LLC	Delaware
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY	Colorado
ROCKRESORTS JAMAICA LIMITED	Jamaica
ROCKRESORTS SKI TIP, LLC	Delaware
ROCKRESORTS (ST. LUCIA) INC.	St. Lucia
ROCKRESORTS THIRD TURTLE, LTD.	Turks & Caicos Islands
ROCKRESORTS WYOMING, LLC	Wyoming
ROCKRESORTS, LLC	Delaware
SKI LIBERTY OPERATING CORP.	Pennsylvania
SKI ROUNDTOP OPERATING CORP.	Pennsylvania
SKIINFO AS	Norway
SLIFER SMITH & FRAMPTON/VAIL ASSOCIATES REAL ESTATE, LLC	Colorado	SLIFER, SMITH & FRAMPTON REAL
   ESTATE
SLIFER, SMITH & FRAMPTON/VAIL
   ASSOCIATES
SLIFER, SMITH & FRAMPTON/VAIL
   ASSOCIATES LLC
VAIL LIONSHEAD REAL ESTATE
   BROKERS
VAIL-LIONSHEAD REAL ESTATE
   BROKERS
VAIL-LIONSHEAD REAL ESTATE CO.

SOHO DEVELOPMENT, LLC	Colorado
SNH DEVELOPMENT, INC.	Missouri
SNOW CREEK, INC.	Missouri
SNOW TIME ACQUISITION, INC.	Missouri
SNOW TIME, INC.	Delaware
SNOW TRUST	Australia

SSI VENTURE, INC.	Utah	ALL MOUNTAIN SPORTS
ALTERNATIVE EDGE
ANY MOUNTAIN
ASPEN SPORTS AT SNOWMASS
BEAVER CREEK FLY FISHER
BEAVER CREEK SIGNATURE SHOP
BICYCLE VILLAGE OF COLORADO
BOARDER CROSS
BOARDER CROSSING
BOARDER X-ING
BOARDINGHOUSE CECILS
BOOTSIE LACY B LLC
BOULDER SKI AND BIKE
BOULDER SKI AND BIKE DEALS
BOULDER SKI DEALS
BRECKENRIDGE SPORTS
BREEZE
BREEZE SKI RENTALS
BREEZE SKI & SPORT
BUTTERBOX
BUTTERBOX RENTAL SHOP
BUYSKIS.COM
CB MOUNTAIN OUTFITTERS
COLORADO SKI AND BIKE
COLORADO SKI & GOLF
COLORADO SNOWBOARDS
COPPER MOUNTAIN SPORTS
COPPER VILLAGE SPORTS
CRESTED BUTTE RENTAL & DEMO
   CENTER
DEPOT
DEPOT SKI RENTALS
EFLIN SPORTS
EPIC MOUNTAIN GEAR
EPIC MOUNTAIN RENTALS
FRISCO SPORTS
GRAND WEST OUTFITTERS

SSI VENTURE, INC. (Continued)	Utah	GONDOLA SPORTS
GORE CREEK FLY FISHERMAN
HAPPY THOUGHTS
HEAVENLY BOULDER
HEAVENLY LAKELAND VILLAGE
HEAVENLY SPORTS
HEAVENLY SPORTS - CECILS
HEAVENLY STAGECOACH
HEAVENLY TAMARACK LODGE
HOIGAARD’S
HS GONDOLA SPORTS
KEYSTONE SPORTS
KIRKWOOD MOUNTAIN SPORTS
KIRKWOOD VILLAGE DEMOS
KIRKWOOD VILLAGE RENTALS
LAKE TAHOE RESORT HOTEL
LIONSHEAD SPORTS
LOGO’D AT GRAND LODGE
MAIN LODGE RENTAL
MAIN LODGE RETAIL
MAIN STREET OUTLET
MID MOUNTAIN RETAIL SHOP
MAX SNOWBOARD
MINE CHILDREN’S
MOUNTAIN BASICS
MOUNTAIN SPORTS OUTLET
MOUNTAINSPORT TELLURIDE
MOUNTAIN ADVENTURE CENTER
NORTHSTAR ADVENTURE CENTER
NORTHSTAR LOGO
NORTHSTAR LOGO COMPANY
NORTHSTAR ON MTN DEMOS
NORTHSTAR SPORTS
ONE TRACK MIND
PARK CITY MOUNTAIN SPORTS
PEAK SPORTS
PERFORMANCE SKI & BOARD DEMO RENTBOARDS.COM
RENTSKIS.COM

SSI VENTURE, INC. (Continued)	Utah
ROCKY MOUNTAIN EYEWEAR
ROCKY MOUNTAIN EYEWEAR LTD.
SAN MIGUEL ANGLERS
SKI & BOARD RENTAL SHOP
SKI DEPOT
SKI DEPOT RENTALS
SKI DEPOT SPORTS
SNOWMASS SPORT STALKER
SPECIALTY SPORTS NETWORK
STEAMBOAT SPORTS
TAYLOR CREEK
TAYLOR CREEK ANGLING SERVICES
TAYLOR CREEK FLY SHOPS
TAYLOR CREEK SPORTS
TELLURIDE ADVENTURES
TELLURIDE MOUNTAIN BIKE HEADQUARTERS LLC
TELLURIDE MOUNTAINCRAFT LLC
TELLURIDE SPORTS
TEN MILE SPORTS
THE BOARDING HOUSE
THE DEPOT
THE SKI DOCTOR
TIMBER CREEK KW RETAIL\RENTAL
TRUE NORTH
VAIL FISHING GUIDES
VAIL FLY-FISHING
VAIL FLY-FISHING OUTFITTERS
VAIL RESORTS RETAIL
VAIL SPORTS
VAIL SPORTS KIDS
WINTER PARK SKI RENTALS
WINTER PARK SKI SWAP
ZEPHYR LODGE NORTHSTAR
ASPEN SPORTS LLC
BRECK SPORTS
RENTSKIS GOLD
RIVER RUN SPORTS
ROCKY MOUNTAIN EYES AND TEES
ROCKY MOUNTAIN EYEWEAR LTD. "A SHADEY BUSINESS"
SPECIALTY SPORTS VENTURE LLC
WINTER PARK SPORTS

SSV HOLDINGS, INC.	Colorado	NEVE SPORTS
SSV ONLINE LLC	Wisconsin	OUTDOOR OUTLET
SSV ONLINE HOLDINGS, INC.	Colorado
STAGECOACH DEVELOPMENT, LLC	Nevada
STAMPEDE CANTEEN, LLC	Wyoming
SUMMIT SKI LIMITED	British Columbia
SYCAMORE LAKE, INC.	Ohio	ALPINE VALLEY
TCRM COMPANY	Delaware
TENDERFOOT SEASONAL HOUSING, LLC	Colorado
TETON HOSPITALITY SERVICES, INC.	Wyoming
THE CANYONS GOLF CLUB, LLC	Utah
THE CHALETS AT THE LODGE AT VAIL, LLC	Colorado	THE LODGE AT VAIL CHALETS

THE SUNAPEE DIFFERENCE LLC	New Hampshire	MOUNT SUNAPEE CUTTING EDGE
   LEARNING CENTER
MOUNT SUNAPEE CUTTING EDGE SKI
   SCHOOL
MOUNT SUNAPEE LODGING BUREAU
MOUNT SUNAPEE LODGING SERVICE
MOUNT SUNAPEE NEW HAMPSHIRE’S
   RESORT
MOUNT SUNAPEE RENTAL SHOP
MOUNT SUNAPEE RESERVATION BUREAU
MOUNT SUNAPEE RESERVATION SERVICE
MOUNT SUNAPEE RESORT
MOUNT SUNAPEE SKI AND SNOWBOARD
   SHOP
MOUNT SUNAPEE SKI AREA
MOUNT SUNAPEE SKI RENTALS
MOUNT SUNAPEE SKI SHOP
MOUNT SUNAPEE SNOWSPORTS SHOP
NEW HAMPSHIRE’S BEST CORDUROY
SNOW PROS
VILLAGE AT MOUNT SUNAPEE
WHISK AROUND THE MOUNTAIN

THE VAIL CORPORATION	Colorado	ARROWHEAD ALPINE CLUB
ASPEN GROVE
AVAIL ADVENTURE OUTFITTERS, LTD.
BACHELOR GULCH CLUB
BACHELOR GULCH
BEAVER CREEK CLUB
BEAVER CREEK RESORT
PASSPORT CLUB
PRATER LANE PLAY SCHOOL
RED SKY GOLF CLUB
RED SKY GOLF CLUB GUEST CLUBHOUSE
   PRO SHOP
RED SKY GOLF CLUB MEMBER PRO SHOP
THE ARRABELLE CLUB
THE OSPREY AT BEAVER CREEK
THE PASSPORT CLUBHOUSE AT GOLDEN
   PEAK
THE YOUNGER GENERATION
VAIL ASSOCIATES, INC.
VAIL CONSULTANTS
VAIL MOUNTAIN
VAIL MOUNTAIN HIKING CENTER
VAIL RESORTS MANAGEMENT COMPANY
VAIL SNOWBOARD SUPPLY
GORE CREEK MINI GOLF
TV8

THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.	Tennessee
TRIMONT LAND COMPANY	California	NORTHSTAR AT TAHOE RESORT NORTHSTAR CALIFORNIA
TRIPLE PEAKS, LLC	Colorado
VAIL ASSOCIATES HOLDINGS, LTD.	Colorado
VAIL ASSOCIATES INVESTMENTS, INC.	Colorado	WARREN LAKES VENTURE, LTD.
VAIL ASSOCIATES REAL ESTATE, INC.	Colorado

VAIL FOOD SERVICES, INC.	Colorado	BISTRO 14
EXTRA EXTRA
FOX HOLLOW GOLF COURSE CLUBHOUSE
GOLDEN PEAK GRILL
GOLDEN PEAK RESTAURANT AND
  CANTINA
IN THE DOG HAUS
ONE ELK RESTAURANT
RIPPEROO’S CORNER CAFÉ
SALSA'S
THE LIONS DEN BAR & GRILL
TWO ELK RESTAURANT
VAIL MOUNTAIN DINING COMPANY
WAFFLE WAY
WILDWOOD EXPRESS
WILDWOOD SMOKEHOUSE
WOK’N ROLL, INC.
WOK ’N ROLL ‘N RICE, INC.
CAMP 1, INC.
WILDWOOD SMOKEHOUSE
BUFFALOES ROADHOUSE GRILL
GAME CREEK CLUB VILLAGE CLUBHOUSE
THE 10TH

VAIL HOLDINGS FINANCE B.V.	Netherlands

VAIL HOLDINGS, INC.	Colorado	APRÉS LOUNGE
AVON AT BEAVER CREEK.
AVON-VAIL COMPANY
BEAVER CREEK ADVERTISING AGENCY
BEAVER CREEK EQUESTRIAN CENTER
BEAVER CREEK GOLF AND TENNIS CLUB
BEAVER CREEK GOLF CLUB BAR & GRILL
BEAVER CREEK GOLF CLUB
BEAVER CREEK GUIDES
BEAVER CREEK JEEP GUIDES
BEAVER CREEK SKI PATROL
BEAVER CREEK SKI RENTAL
BEAVER CREEK SKI REPAIR
BEAVER CREEK SKI RESORT
BEAVER CREEK SKI SCHOOL
BEAVER CREEK SKI SHOPS
BEAVER CREEK SPORTING GOODS
BEAVER CREEK SPORT SHOP
BEAVER CREEK SPORTS
BEAVER CREEK TENNIS CLUB
BEAVER CREEK VACATION RESORT
EAGLE RESIDENCES
GAME CREEK CLUB
LODGE AT BEAVER CREEK
PLAZA LODGE AT BEAVER CREEK
THE ENCLAVE RESTAURANT
THE INN AT BEAVER CREEK
TRAIL'S END BAR
VAIL ASSOCIATES DEVELOPMENT
CORPORATION
VAIL/BEAVER CREEK CENTRAL
RESERVATIONS
VAIL-BEAVER CREEK COMPANY
VAIL BEAVER CREEK REAL ESTATE
VAIL MOUNTAIN CLUB
VAIL MOUNTAIN RESORT
VAIL MOUNTAIN RESORT AND
CONFERENCE CENTER
VAIL PRODUCTIONS
WILDWOOD SHELTER

VAIL HOLDINGS, INC. (Continued)	Colorado
AD BROKERAGE, A DIVISION OF VAIL ASSOCIATES, INC.
BEAVER CREEK ANTIQUES, INC.
BEAVER CREEK APARTMENTS, INC.
BEAVER CREEK ART, INC.
BEAVER CREEK AT AVON, INC.
BEAVER CREEK AT VAIL, INC.
BEAVER CREEK BACKPACKING, INC.
BEAVER CREEK BAKERY, INC.
BEAVER CREEK BAR, INC.
BEAVER CREEK BARBERS, INC.
BEAVER CREEK BICYCLES, INC.
BEAVER CREEK BOOK AND POSTER SHOP, INC.
BEAVER CREEK BOOK STORE, INC.
BEAVER CREEK BOOKING AGENCY, INC.
BEAVER CREEK BOOKING AND TICKET AGENCY, INC.
BEAVER CREEK BOOKSTORE AND OFFICE SUPPLY, INC.
BEAVER CREEK BUILDERS, INC.
BEAVER CREEK BUS SERVICE, INC.
BEAVER CREEK CAB, INC
BEAVER CREEK CABLE T V INC.
BEAVER CREEK CAFE & LOUNGE, INC.
BEAVER CREEK CAMERA, INC.
BEAVER CREEK CHEESE SHOP, INC.
BEAVER CREEK CINEMA, INC.
BEAVER CREEK CLEANERS, INC.
BEAVER CREEK CLOTHING, INC.
BEAVER CREEK CONDOMINIUM MANAGEMENT RENTAL, INC.
BEAVER CREEK CONDOMINIUM RENTAL, INC.
BEAVER CREEK CONDOMINIUMS AND LODGE, INC.
BEAVER CREEK CONDOMINIUMS, INC.
BEAVER CREEK CONDOTEL, INC.
BEAVER CREEK CONFERENCE CENTER, INC.
BEAVER CREEK CONSTRUCTION AND DEVELOPMENT, INC.
BEAVER CREEK CONSTRUCTION COMPANY, INC.
BEAVER CREEK CONSTRUCTION MANAGEMENT CONSULTANTS, INC.

VAIL HOLDINGS, INC. (Continued)	Colorado
BEAVER CREEK CYCLE SHOP, INC.
BEAVER CREEK DAIRY, INC.
BEAVER CREEK DECORATING, INC.
BEAVER CREEK DEPARTMENT STORE, INC.
BEAVER CREEK DEVELOPMENT COMPANY, INC.
BEAVER CREEK DISTRIBUTING, INC.
BEAVER CREEK DRUGS, INC.
BEAVER CREEK DRUGSTORE, INC.
BEAVER CREEK DRY CLEANERS, INC.
BEAVER CREEK ELECTRIC, INC.
BEAVER CREEK ENGINEERS, INC.
BEAVER CREEK FILLING STATION, INC.
BEAVER CREEK FIREWOOD, INC.
BEAVER CREEK FLORISTS, INC.
BEAVER CREEK FLYING SERVICE, INC.
BEAVER CREEK FOOD STORE, INC.
BEAVER CREEK GALLERIES, INC.
BEAVER CREEK GAS STATION, INC.
BEAVER CREEK GENERAL CONTRACTORS, INC.
BEAVER CREEK GIFT SHOP, INC.
BEAVER CREEK GROCERY, INC.
BEAVER CREEK HARDWARE, INC.
BEAVER CREEK HEALTH SPA, INC.
BEAVER CREEK HEATING & PLUMBING, INC.
BEAVER CREEK HOSTESSES, INC.
BEAVER CREEK HOTEL COMPANY, INC.
BEAVER CREEK INTERIOR DESIGN, INC.
BEAVER CREEK JEWELERS, INC.
BEAVER CREEK JOURNAL, INC.
BEAVER CREEK LANDSCAPING AND SNOWPLOWING, INC.
BEAVER CREEK LAUNDROMAT, INC.
BEAVER CREEK LIMOUSINE SERVICE, INC.
BEAVER CREEK LIQUOR AND WINE SHOP, INC.
BEAVER CREEK LIQUOR STORE, INC.
BEAVER CREEK LIQUORS, INC.
BEAVER CREEK LODGE AND CONFERENCE CENTER, INC.
BEAVER CREEK MAINTENANCE AND REPAIR, INC.
BEAVER CREEK MARKET, INC.

VAIL HOLDINGS, INC. (Continued)	Colorado
BEAVER CREEK MARKETING ASSOCIATION, INC.
BEAVER CREEK MEADOWS, INC.
BEAVER CREEK MERCHANTS ASSOCIATION
BEAVER CREEK MOBILE COURT, INC.
BEAVER CREEK MOBILE HOME PARK, INC.
BEAVER CREEK MOTEL, INC.
BEAVER CREEK MOTOR LODGE, INC.
BEAVER CREEK MOUNTAIN CORPORATION
BEAVER CREEK MOUNTAINEERING, INC.
BEAVER CREEK NEWS AGENCY, INC.
BEAVER CREEK NEWS, INC.
BEAVER CREEK OUTDOOR CLUB, INC.
BEAVER CREEK PAINTING, INC.
BEAVER CREEK PHARMACY, INC.
BEAVER CREEK PHOTOGRAPHY, INC.
BEAVER CREEK PIZZA, INC.
BEAVER CREEK PLANTERS, INC.
BEAVER CREEK PRINTERY, INC.
BEAVER CREEK PRINTING AND SECRETARIAL SERVICE, INC
BEAVER CREEK PUB, INC.
BEAVER CREEK RANCH, INC.
BEAVER CREEK REAL ESTATE, INC.
BEAVER CREEK REALTY AND MANAGEMENT, INC.
BEAVER CREEK RECREATION AREA, INC.
BEAVER CREEK RENTALS, INC.
BEAVER CREEK RESERVATION SERVICE
BEAVER CREEK RESORT AND CONFERENCE CENTER, INC.
BEAVER CREEK RESORT AND TENNIS CLUB
BEAVER CREEK RESORT ASSOCIATION
BEAVER CREEK RESTAURANT, INC.
BEAVER CREEK SALES, INC.
BEAVER CREEK SALOON, INC.
BEAVER CREEK SECURITY
BEAVER CREEK SERVICE CORPORATION
BEAVER CREEK SERVICE STATION, INC.
BEAVER CREEK SKI AND MOUNTAINEERING, INC.
BEAVER CREEK SKI AND SPORTS
BEAVER CREEK SKI AREA
BEAVER CREEK SKI CLUB, INC.
BEAVER CREEK SKI CORPORATION

VAIL HOLDINGS, INC. (Continued)	Colorado
BEAVER CREEK SKI SERVICE, INC.
BEAVER CREEK SKI TOURING, INC.
BEAVER CREEK SKIING CORPORATION
BEAVER CREEK SNOWPLOWING, INC.
BEAVER CREEK SPIRITS, INC.
BEAVER CREEK STEAK HOUSE, INC.
BEAVER CREEK SYSTEMS, INC.
BEAVER CREEK T V, INC.
BEAVER CREEK TAXI SERVICE, INC.
BEAVER CREEK TOWING, INC.
BEAVER CREEK TRADING POST, INC.
BEAVER CREEK TRADING, INC.
BEAVER CREEK TRAILER PARK, INC.
BEAVER CREEK TRANSPORTATION CORPORATION
BEAVER CREEK TRAVEL AGENCY, INC.
BEAVER CREEK TRAVEL SERVICE, INC.
BEAVER CREEK VALLEY ASSOCIATION, INC.
BEAVER CREEK VILLAGER, INC.
BEAVER CREEK VISITORS SERVICE, INC.
BEAVER CREEKSIDE
BEAVER CREEK-VAIL COMPANY
BEAVER-VAIL DEVELOPMENT CORPORATION
EXTREMELY VAIL, INC.
FOOD STORE AT BEAVER CREEK, INC.
MERIDIAN GROUP JOINT VENTURE, LTD.
THE ADVENTURE COMPANY, INC.
THE BEAVER TAIL, INC.
VAIL ASSOCIATES VENTURES, INC.
VAIL BOBSLED ADVENTURES, INC.
VAIL/BROADMOOR, INC.
VAIL/JAPAN ENTERPRISES, INC.
VAIL-AVON COMPANY

VAIL HOTEL MANAGEMENT COMPANY, LLC	Colorado
VAIL RESORTS DEVELOPMENT COMPANY	Colorado	VAIL ASSOCIATES REAL ESTATE GROUP
VAIL RESORTS LODGING COMPANY	Delaware	PARK CITY RENTAL MANAGEMENT COMPANY VAIL RESORTS HOSPITALITY
VAIL RR, INC.	Colorado

VAIL SUMMIT RESORTS, INC.	Colorado	BEAVER CREEK VILLAGE TRAVEL
BRECKENRIDGE HOSPITALITY
BRECKENRIDGE LODGING & HOSPITALITY
BRECKENRIDGE MOUNTAIN RESORT
BRECKENRIDGE PROPERTY MANAGEMENT
BRECKENRIDGE SKI RESORT
BRECKENRIDGE SKI RESORT
   CORPORATION
COLORADO VACATIONS
KEYSTONE CONFERENCE CENTER KEYSTONE LODGE & SPA
KEYSTONE LODGING AND HOSPITALITY
KEYSTONE RESORT
KEYSTONE STABLES
KEYSTONE TRAVEL
RESERVATIONS FOR THE SUMMIT
ROCKY MOUNTAIN RESORT
   RESERVATIONS
ROCKY MOUNTAIN RESORTVACATIONS
ROCKY MOUNTAIN SKI CONSOLIDATORS
VAIL/BEAVER CREEK CENTRAL
   RESERVATIONS
VAIL/BEAVER CREEK RESERVATIONS
VAIL/BEAVER CREEK TRAVEL

VAIL TRADEMARKS, INC.	Colorado	VAIL RESORTS TRADEMARKS, INC.
VAIL/ARROWHEAD, INC.	Colorado
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.	Colorado	ARROWHEAD PROPERTY MANAGEMENT
   COMPANY
BACHELOR GULCH PROPERTY
   MANAGEMENT COMPANY
BEAVER CREEK RESORT PROPERTIES
BEAVER CREEK TENNIS CENTER
TRAPPER'S CABIN
VAIL PROPERTY MANAGEMENT
PARK PLAZA RENTAL RESERVATIONS
PARK PLAZA RESERVATIONS, INC.
BEAVER CREEK RESORT PROPERTIES

VAMHC, INC.	Colorado
VR ACQUISITION, INC.	California
VR AUSTRALIA HOLDINGS PTY LTD	Australia
VR CPC HOLDINGS, INC.	Delaware	CANYONS GOLF COURSE BEVERAGE
   CARTS
CANYONS RESORT
COBRA DOG SHACK
KRISTI’S COFFEE CAFÉ
LEGACY LODGE
LEGACY SPORTS
LEGENDS AT THE RESORT
MID MOUNTAIN
MINER'S CAMP RESTAURANT
PARK CITY MOUNTAIN RESORT
PARK CITY MOUNTAIN
PARK CITY RESORT
SNOW HUT
SUMMIT HOUSE
THE CANYONS
PARK CITY RESORT

VR CPC SERVICES, LLC	Delaware

VR HEAVENLY CONCESSIONS, INC.	California
VR HEAVENLY I, INC.	Colorado
VR HEAVENLY II, INC.	Colorado
VR HOLDINGS, INC.	Colorado
VR NE HOLDINGS, LLC	Delaware	JACKSON COUNTRY CLUB
JACKSON GORE AT OKEMO MOUNTAIN
   RESORT
JACKSON GORE LODGE
JACKSON GORE RENTALS
JACKSON GORE RESERVATIONS
JACKSON GORE VACATION CLUB
JACKSON GORE VACATIONS
JACKSON GORE VILLAGE
JACKSON GORE VILLAGE LODGING
   SERVICE
JACKSON GORE VILLAGE RENTALS
JACKSON GORE VILLAGE SPORT AND
   FITNESS CENTER

VR NW HOLDINGS, INC.	Delaware
VR PA HOLDINGS, INC.	Pennsylvania
VRSS HOLDINGS, LLC	Delaware
VR US HOLDINGS, INC.	Delaware	AFTON ALPS AFTON ALPS RESORT BRUHN’S MT. BRIGHTON MT. BRIGHTON RESORT ONE CREEK MOUNTAIN GRILL SKI HILL GRILL THE TRUCK

VR US HOLDINGS II, LLC	Delaware
STOWE MOUNTAIN RESORT
ADVENTURE CENTER
CLIFF HOUSE RESTAURANT
CUBS CHILD CARE
GONDOLA CAFÉ
LODGE AT MT. MANSFIELD
LODGE AT STOWE MOUNTAIN RESORT
MIDWAY CAFÉ
MT. MANSFIELD SKI PATROL
OCTAGON CAFETERIA
SPRUCE BASE CAMP
SPRUCE CAMP BASE LODGE
SPRUCE CAMP
STOWE ADVENTURE CENTER
STOWE BASE CAMP
STOWE CUBS DAYCARE
THE CANTEEN RESTAURANT
THE FIRESIDE TAVERN
THE INN AT THE MOUNTAIN
THE OCTAGON
TOLL HOUSE CONFERENCE CENTER
TREETOP ADVENTURE
ZIPTOUR ADVENTURE
MT. MANSFIELD BASE LODGE
THE SMUGGLERS DEN
SPRUCE LODGE AT MOUNT MANSFIELD
ADVENTURE OUTFITTERS
ALL MOUNTAIN PROGRAM (AMP)
ALL MOUNTAIN PROGRAM (AMP)
AMERICAN FLYER
BARNES CAMP COUNTRY STORE
BROKEN SKI TAVERN
CHILDREN'S ADVENTURE CENTER
EVOLUTION STOWE
EVOLUTION STOWE CARD
EXPLORERS
FIRST CHAIR ALPINE
FRONT FOUR DEMO CENTER
FRONT FOUR RENTALS
FRONT FOUR SPORTS
GEAR ZONE
GREAT ROOM GRILL
H. H. BINGHAMS
INSIDER'S GUIDE TO STOWE
MAIN EVENT TERRAIN PARK
MANSFIELD CROSS-COUNTRY SKI CENTER
MANSFIELD SPORT SHOPS
MIDWAY LODGE
MIGHTYBUSTERS
MINIBUSTERS
MOUNT MANSFIELD LODGE AT LONG TRAIL
MOUNTAIN CLINIC
MOUNTAINEERS
MT. MANSFIELD LODGE

VR WM HOLDINGS, LLC	Delaware	WILMOT MOUNTAIN RESORT
VRV AUSTRALIA PTY LTD	Australia
WB LAND INC.	British Columbia
WB LAND (CREEKSIDE SNOW SCHOOL) INC.	British Columbia

WB/T DEVELOPMENT LTD.	British Columbia
WC ACQUISITION CORP.	New Hampshire
WEST LAKE WATER PROJECT, LLC	Vermont
WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED	British Columbia
WHISTLER ALPINE CLUB INC.	British Columbia
WHISTLER BLACKCOMB EMPLOYMENT CORP.	British Columbia
WHISTLER BLACKCOMB HOLDINGS INC. (f/k/a 1068877 BC Ltd.)	British Columbia
WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD.	British Columbia
WHISTLER BLACKCOMB GENERAL PARTNER LTD.	British Columbia
WHISTLER HELI-SKIING LTD.	British Columbia
WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP	British Columbia
WHISTLER SKI SCHOOL LTD.	British Columbia
WHITETAIL MOUNTAIN OPERATING CORP.	Pennsylvania

1Includes only those entities owned 50% or greater.